Exhibit 99.1

MultiMetaVerse Inc. and Model Performance Acquisition Corp. Complete Business Combination

- MMV Ordinary Shares and Warrants to Trade on Nasdaq under Ticker Symbols “MMV” and “MMVWW”, respectively

NEW YORK – January 4, 2023 – MultiMetaVerse Inc., an animation and entertainment company devoted to establishing an open community for its global users and to providing high-quality and immersive entertainment experiences, and Model Performance Acquisition Corp. (Nasdaq: MPAC; “MPAC”), a special purpose acquisition company, announced the completion of their business combination (the “Business Combination”). The listed company resulting from the Business Combination will be MultiMetaVerse Holdings Limited (“MMV”). On January 5, 2023, MMV’s shares will commence trading on the Nasdaq Global Market under the ticker symbol “MMV,” and MMV’s warrants will commence trading on the Nasdaq Capital Market under the ticker symbol “MMVWW.”

Yiran Xu, Chairman and Chief Executive Officer of MMV, stated that “[a]s we achieve a major milestone today, we will continue to develop new stories, animations, video games etc. to cater to the needs of our users, and to expand our business into new markets. By listing on the Nasdaq, we are closer to realize our ambition to become a vigorous international digital entertainment provider in the new era.”

Claudius Tsang, Chief Executive Officer of MPAC, commented, “[t]he Model Performance team is honoured to be part of this landmark occasion for MultiMetaVerse. We are excited for what lies ahead for the company.”

Advisors

Paul Hastings LLP served as legal counsel to MMV. Loeb & Loeb LLP served as the legal counsel to MPAC.

About MMV

MMV is an animation and entertainment company devoted to establish an open community for its global users comprised of animation viewers, game players, and content creators and to provide high-quality and immersive entertainment experience by way of original contents, user-generated contents, and professional user-generated contents. In 2015, MMV commenced animation production under its signature Aotu World brand. This animation series has an inspiring story, unique graphic style and has gained a following, particularly among the younger audience, in China. By leveraging its established user base as a foundation for further development and genre diversification, MMV has produced additional animated content based on the Aotu World brand and added to its portfolio with new brands, stories and characters. MMV also expanded its content offerings in the forms of comic books, short videos, collectibles, stationery, consumer products, mobile games and other genres.

About MPAC

MPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or MMV’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern MMV’s expectations, strategy, priorities, plans or intentions. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and there are risks that the predictions, forecasts, projections and other forward-looking statements will not be achieved. You should understand that a number of factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements, including the risks set forth under “Risk Factors” in our Registration Statement on Form F-4 and our other SEC filings. MMV cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MMV does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

For investor and media inquiries, please contact:

In China:

MultiMetaVerse Holdings Limited

Investor Relations

E-mail: ir@multi-metaverse.com

The Piacente Group, Inc.

Jenny Cai

Tel: +86-10-6508-0677

E-mail: multimetaverse@tpg-ir.com

In the United States:

The Piacente Group, Inc.

Brandi Piacente

Tel: +1-212-481-2050

E-mail: multimetaverse@tpg-ir.com